SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


       Date of Report (Date of earliest event reported): October 30, 2000


                                  VSOURCE, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)



         Delaware                000-30326                77-0557617
         --------                ----------               ----------
  (State of incorporation)      (Commission            (I.R.S. Employer
                                File Number)        Identification Number)


           5740 Ralston Street, Suite 110, Ventura, California  93003
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code:  (805) 677-6720
       -------------------------------------------------------------------

Item  5.     OTHER  EVENTS

     Nasdaq  Listing
     ---------------

     On October 30, 2000, the Common Stock, $0.01 par value per share, of Vsource, Inc., a Nevada corporation (the "Company"), began trading on the NASDAQ National Market system under the ticker symbol "VSRC." The Company's Common Stock had previously been trading on the OTC Bulletin Board under the ticker symbol "VSRC.OB."

     Reincorporation  in  Delaware
     -----------------------------

     On November 8, 2000, Vsource, Inc., a Nevada corporation ("Vsource Nevada"), reincorporated in the State of Delaware by means of a merger of Vsource Nevada with and into its wholly-owned subsidiary ("Vsource Delaware"). Upon completion of the merger, Vsource Nevada, as a corporate entity, ceased to exist and Vsource Delaware continued to operate the business under its current name "Vsource, Inc."

     Pursuant to the Agreement and Plan of Merger, each outstanding share of Common Stock of Vsource Nevada, par value $0.01 per share, was automatically converted into one share of Vsource Delaware Common Stock, par value $0.01 per share, each outstanding share of Series 1-A Convertible Preferred Stock of Vsource Nevada, par value $0.01 per share, was automatically converted into one share of Series 1-A Preferred Stock, par value $0.01 per share, of Vsource Delaware, and each outstanding share of Series 2-A Convertible Preferred Stock of Vsource Nevada, par value $0.01 per share, was automatically converted into one share of Series 2-A Convertible Preferred Stock of Vsource Delaware, par value $0.01 per share.

     The  Common  Stock of Vsource Delaware continues to be traded on the NASDAQ
National  Market  system  under  the  same  symbol  "VSRC."

Item  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

     The following financial statements and exhibits are filed as part of this report:

          (c)     Exhibits  in  accordance  with  Item  601  of  Regulation S-K:

          Exhibit No.     Description
          -----------     -----------

          3.1     Certificate of Incorporation of Vsource, Inc.

          3.2     Bylaws of Vsource, Inc.

          4.1     Certificate of  Designation of Series 2-A Preferred of
                  Vsource, Inc.

          4.2     Certificate of Merger of Vsource, Inc.

          99.1     Press Release issued October 25, 2000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              VSOURCE,  INC.



Date:  November 13, 2000       By: /s/ Robert C. McShirley
                                   --------------------------
                                   Robert  C.  McShirley
                                   President,  Chief  Executive  Officer
                                   and  Chairman  of  the  Board

                                EXHIBIT INDEX


          Exhibit
          No.      Description
          -------  -----------

          3.1      Certificate of Incorporation of Vsource, Inc.

          3.2      Bylaws of Vsource, Inc.

          4.1      Certificate of  Designation of Series 2-A Preferred of
                   Vsource, Inc.

          4.2      Certificate of Merger of Vsource, Inc.

          99.1     Press Release issued October 25, 2000

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